UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 3, 2015

HOLOGIC, INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

1-36214	04-2902449
(Commission File Number)	(I.R.S. Employer Identification No.)

35 Crosby Drive, Bedford, MA	01730
(Address of Principal Executive Offices)	(Zip Code)

(781) 999-7300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Hologic, Inc. (“Hologic” or the “Company”) held its Annual Meeting of Stockholders on March 3, 2015. At the meeting, a total of 261,882,429 shares or 93.59% of the Common Stock issued and outstanding as of the record date were represented in person or by proxy.

The final results for each of the matters submitted to a vote of stockholders at the meeting are set forth below. A more detailed description of each proposal is set forth in the Company’s proxy statement filed with the Securities and Exchange Commission on January 16, 2015.

Proposal No. 1. Election of Directors. The stockholders elected all of the Board of Directors’ nominees for director, to serve until the Company’s next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified, by the votes set forth in the table below:

Name	For	Withheld	Abstained	Broker Non-Vote
Jonathan Christodoro	246,762,800	2,017,438	—	13,102,191
Sally W. Crawford	215,569,260	33,210,978	—	13,102,191
Scott T. Garrett	246,807,770	1,972,468	—	13,102,191
David R. LaVance, Jr.	212,318,864	36,461,374	—	13,102,191
Nancy L. Leaming	215,346,687	33,433,551	—	13,102,191
Lawrence M. Levy	246,706,386	2,073,852	—	13,102,191
Stephen P. MacMillan	247,474,728	1,305,510	—	13,102,191
Samuel Merksamer	222,802,401	25,977,837	—	13,102,191
Christiana Stamoulis	246,521,166	2,259,072	—	13,102,191
Elaine S. Ullian	215,663,366	33,116,872	—	13,102,191
Wayne Wilson	215,566,573	33,213,665	—	13,102,191

Proposal No. 2. Advisory Vote to Approve the Company’s Executive Compensation. The stockholders cast an advisory vote to approve executive compensation as set forth in the table below:

For	Against	Abstained	Broker Non-Vote
192,216,077	56,372,275	191,886	13,102,191

Proposal No. 3. Ratification of Appointment of Independent Registered Public Accounting Firm. The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2015, by the votes set forth in the table below:

For	Against	Abstained	Broker Non-Vote
257,181,222	4,559,001	142,206	—

Proposal No. 4. Shareholder Proposal Regarding a Severance Approval Policy. The stockholders cast a vote on a shareholder proposal regarding a severance approval policy as set forth in the table below:

For	Against	Abstained	Broker Non-Vote
135,115,286	113,498,826	166,126	13,102,191

Proposal No. 5. Shareholder Proposal Regarding Shareholder Input on Poison Pills. The stockholders cast a vote on a shareholder proposal regarding shareholder input on poison pills as set forth in the table below:

For	Against	Abstained	Broker Non-Vote
212,930,919	35,676,786	172,533	13,102,191

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2015	HOLOGIC, INC.

	By:	/s/ Robert W. McMahon
Robert W. McMahon
Chief Financial Officer